Exhibit 10.12C

                                 AMENDMENT NO. 2

         This Amendment No. 2 dated as of December 5, 2006 (this "Amendment") is among Oil States International, Inc., a Delaware corporation (the "U.S. Borrower"), PTI Group Inc., a corporation amalgamated under the laws of the Province of Alberta (the "Canadian Borrower" and, together with the U.S. Borrower, the "Borrowers"), each of the Guarantors, the lenders party to the Credit Agreement described below (the "Lenders"), Wells Fargo Bank, N.A. ("Wells Fargo"), as administrative agent (in such capacity, the "Administrative Agent") for the Lenders, and The Bank of Nova Scotia ("BNS"), as administrative agent (in such capacity, the "Canadian Administrative Agent") for the Canadian Lenders (as defined in Credit Agreement described below).

                                  INTRODUCTION

         A. The Borrowers, the Lenders and the Agents are parties to the Credit Agreement dated as of October 30, 2003, as amended by Amendment No. 1 dated as of January 31, 2005 (the "Credit Agreement").

         B. The Borrower has requested that the Lenders agree to (1) increase the Total Commitments to $400,000,000, (2) extend the Maturity Date from January 31, 2010 to December 5, 2011 and (3) make certain other amendments to the Credit Agreement.

         THEREFORE, the Borrower, the Agents and the Lenders hereby agree as follows:

         Section 1.      Definitions. Unless otherwise defined in this
                         -----------
Amendment, terms used in this Amendment that are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement.

         Section 2.      Amendments. The Credit Agreement shall be amended as
                         ----------
follows:

         (a) The second paragraph of the Credit Agreement shall be amended by replacing (i) "U.S.$280,000,000" with "U.S.$300,000,000" and (ii)
"U.S.$45,000,000" with "U.S.$100,000,000".

         (b) Section 1.01 of the Credit Agreement shall be amended as follows:

                  (i) the definition of "Administrative Fee Letter" shall be amended by replacing "December 13, 2004" with "October 23, 2006";

                  (ii) the definition of "Applicable Percentage" shall be amended by replacing the table set forth therein in its entirety as follows:

                                                         ABR, Canadian
                                                         Prime Rate and
                                    Eurocurrency/B/A     U.S. Base Rate      Commitment
         Leverage Ratio                  Spread              Spread         Fee Percentage
---------------------------------   -----------------   ----------------   ----------------
Category 1
----------
   Less than 1.00 to 1.00                        0.50%                 0%             0.175%
    Category 2

   Greater than or equal to                      0.75%                 0%              0.20%
    1.00 to 1.00 but less than
    1.50 to 1.00

Category 3
----------
   Greater than or equal to                      1.00%                 0%              0.20%
    1.50 to 1.00 but less than
    2.00 to 1.00

Category 4
----------
   Greater than or equal to                     1.125%                 0%              0.25%
    2.00 to 1.00 but less than
    2.50 to 1.00
Category 5
----------
   Greater than or equal to                      1.25%                 0%              0.25%
    2.50 to 1.00

                  (iii) the definition of "Canadian Lender" shall be amended in its entirety as follows:

                  "Canadian Lenders" shall mean Lenders having Canadian Commitments or outstanding Canadian Loans. Each Canadian Lender at all times shall be a resident of Canada for the purposes of the ITA.

                  (iv) the definition of "Confidential Information Memorandum" shall be amended by replacing "October 2003" with "November 2006";

                  (v) the definition of "Material Indebtedness" shall be amended by replacing "U.S.$5,000,000" with "U.S.$25,000,000";

                  (vi) the definition of "Maturity Date" shall be amended in its entirety as follows:

                  "Maturity Date" shall mean December 5, 2011, or, with respect to each Consenting Lender, the latest date (not later than December 5, 2012) to which the Maturity Date shall have been extended pursuant to
         Section 2.09(d).

                  (vii) the definitions of "Mortgaged Properties", and "Mortgages" shall be deleted;

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

                  (viii) the definition of "Security Documents" shall be amended by deleting "the Mortgages"; and

                  (ix) the following new definitions shall be added in appropriate alphabetical order:

                  "Incremental Assumption Agreement" shall mean an Incremental Assumption Agreement in form and substance reasonably satisfactory to the Administrative Agent, among either or both of the Borrowers, the Applicable Administrative Agent and one or more Incremental Lenders.

                  "Incremental Commitment" shall mean the commitment of any Lender, established pursuant to Section 2.23, to make Loans to either or both of the Borrowers.

                  "Incremental Commitment Amount" shall mean, at any time, the excess, if any, of (a) U.S.$100,000,000 over (b) the aggregate amount of all Incremental Commitments established prior to such time pursuant to Section 2.23.

                  "Incremental Lender" shall have the meaning assigned to such term in Section 2.23.

                  "SEC" means the Securities and Exchange Commission, and any successor entity.

                  "Second Amendment Effective Date" means the date that Amendment No. 2 dated as of December 5, 2006 among the U.S. Borrower, the Canadian Borrower, the Guarantors, the Lenders and the Administrative Agents, becomes effective.

         (c)      Section 2.05(c) is amended by replacing "$600" with "$450";

         (d)      A new section 2.09(d) is hereby added as follows:

                  (d) The Borrowers may, by notice to the Administrative Agent (which shall promptly deliver a copy to each of the Lenders) given not more than 60 days but not less than 30 days prior to the date that is one (1) year prior to the Maturity Date, request that the Lenders extend the Maturity Date for an additional period of not more than one year as specified in such notice. Each Lender shall, by notice to the Borrowers and the Administrative Agent given not later than 15 days following receipt of the Borrowers' request, advise the Borrowers whether or not it agrees to such extension. Any Lender that has not so advised the Borrowers and the Administrative Agent by such day shall be deemed to have declined to agree to such extension. Each such Lender that agrees to such extension is referred to herein as a "Consenting Lender" and each such Lender that does not agree to such extension is referred to herein as a "Non-Consenting Lender". If the Borrowers shall have requested and if the Required Lenders shall have agreed to an extension of the Maturity Date, then the Maturity Date for each such Consenting Lender's Loans shall be extended for the additional period specified in the Borrowers' request. The decision to agree or withhold agreement to any extension of the Maturity Date hereunder shall be at the sole discretion of each Lender.

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

         Notwithstanding the foregoing provisions of this paragraph, (i) the Maturity Date may not be extended to a date later than December 5, 2012, (ii) the Borrowers shall have the right, pursuant to Section 2.20(a), to replace any Non-Consenting Lender that has declined to agree to any requested extension of the Maturity Date with a Consenting Lender or other financial institution that will agree to such extension of the Maturity Date, (iii) if Lenders holding at least a majority but less than 100% of the Commitments of a Class shall have agreed to such requested extension, the applicable Borrower may prepay at any time before the then existing Maturity Date or shall repay on the then existing Maturity Date, on a non-pro rata basis, the Loans (together with accrued and unpaid interest and Fees), and terminate the Commitments, of the Non-Consenting Lenders of such Class and (iv) the Borrowers shall have the right, any time prior to the Maturity Date then in effect, to withdraw their request for an extension under this paragraph by notice to the Administrative Agent (which shall promptly deliver a notice to each Lender), in which case the Maturity Date will not be so extended. Notwithstanding the foregoing, no extension of the Maturity Date shall become effective under this Section 2.09(d) unless
         (A) the representations and warranties set forth in Article III hereof and in each other Loan Document shall be true and correct in all material respects on and as of the date of such extension with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, (B) each Borrower and each other Loan Party shall be in compliance with all the terms and provisions set forth herein and in each other Loan Document on its part to be observed or performed, and at the time of and immediately after such extension, no Event of Default or Default shall have occurred and be continuing, and (C) there shall have been no material adverse change in the business, assets, operations, condition (financial or otherwise) or prospects of the Borrowers and the Subsidiaries, taken as a whole, since December 31, 2005, and the Administrative Agent shall have received a certificate to that effect dated such date and executed by a Financial Officer of the U.S. Borrower.

         (e) Section 2.21(b) is amended by replacing (i) "U.S.$25,000,000" with "U.S.$50,000,000" and (ii) "U.S.$7,500,000" with "U.S.$10,000,000";

         (f) Section 2.21(c) is amended by replacing "12 months" with "24 months";

         (g) Section 2.22(h) is amended by adding the following at the end thereof:

         Each B/A Equivalent Loan shall be evidenced by a non-interest bearing promissory note of the Canadian Borrower, denominated in Canadian Dollars, executed and delivered by the Canadian Borrower to such Canadian Lender, substantially in the form of Exhibit L.

         (h)      A new Section 2.23 is hereby added as follows:

                  SECTION 2.23. Increase in Commitments. (a) The U.S. Borrower may, by written notice to the Administrative Agents from time to time after the Closing Date, request that the Total Commitment be increased by an amount not to exceed the Incremental Commitment Amount at such time by delivering a request to the Administrative Agent, who shall deliver a copy thereof to each Lender. Such notice shall set forth (a) the amount of the requested increase in the Total Commitment (which shall be in minimum increments of U.S.$1,000,000 and a minimum amount of U.S.$25,000,000 or equal to the remaining Incremental Commitment Amount), (b) the amount of the requested increase in the Total U.S. Commitment, the Total Canadian Commitment or both and (c) the date on which such increase is requested to become effective (which shall not be less than 10 Business Days nor more than 60 days after the date of such notice and which, in any event, must be on or prior to the Maturity Date), and shall offer one or more Lenders the opportunity to increase their U.S. Commitment or its Canadian Commitment, as applicable. Each Lender so agreeing to increase its Commitment by all or a portion of the offered amount (each such Lender being an "Increasing Lender") shall give notice to the Borrowers and the Administrative Agents not more than 10 days after the date of the Administrative Agent's notice. Any Lender that declines to increase its Commitment or does not deliver such a notice within such period of 10 days, in which case such Lender shall be deemed to have declined to increase its Commitment, shall be a "Non-Increasing Lender". The decision to agree to increase its Commitment hereunder shall be at the sole discretion of each Lender. In the event that, on the 10th day after the Administrative Agent shall have delivered a notice pursuant to the second sentence of this paragraph, the Lenders shall have declined any increase or agreed pursuant to the preceding sentence to increase their Commitment by an aggregate amount less than the increase in the Total Commitment requested by the U.S. Borrower, the U.S. Borrower may arrange for one or more banks or other entities (any such bank or other entity referred to in this clause (a) being called an "Augmenting Lender" and, together with the Increasing Lenders, the "Incremental Lenders"), to extend the Commitment in an aggregate amount equal to the unsubscribed amount; provided that each Augmenting Lender shall be subject to the approval of the Administrative Agents and the Issuing Banks (which approvals shall not be unreasonably withheld or delayed). Any increase in the Total Commitment may be made in an amount which is less than the increase requested by the U.S. Borrower if the U.S. Borrower is unable to arrange for, or chooses not to arrange for, Augmenting Lenders.

                  (b) The Borrowers and each Incremental Lender shall execute and deliver to the Administrative Agent an Incremental Assumption Agreement and such other documentation as the Administrative Agent shall reasonably specify to evidence the Incremental Commitment of such Incremental Lender or its status as a Lender hereunder. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Incremental Assumption Agreement. Each of the parties hereto hereby agrees that, upon the effectiveness of any Incremental Assumption Agreement, this Agreement shall be deemed amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Incremental Commitment evidenced thereby.

                  (c) Each of the parties hereto hereby agrees that the Administrative Agents may take any and all actions as may be reasonably necessary to ensure that, after giving effect to any increase in the Total Commitment pursuant to this Section 2.23, the outstanding U.S. Loans (if any) are held by the U.S. Lenders in accordance with their new U.S. Pro Rata Percentages and the outstanding Canadian Loans (if any) are held by the Canadian Lenders in accordance with their new Canadian Pro Rata Percentages. This may be accomplished at the discretion of the Administrative Agents (i) by requiring the outstanding Loans to be prepaid with the proceeds of a new Borrowing,
         (ii) by causing Non-Increasing Lenders to assign portions of their outstanding Loans to Incremental Lenders, (iii) by permitting the Borrowings outstanding at the time of any increase in the Total Commitment pursuant to this Section 2.23 to remain outstanding until the last days of the respective Interest Periods therefor, even though the Lenders would hold such Borrowings other than in accordance with their new Pro Rata Percentages, or (iv) by any combination of the foregoing. Any prepayment or assignment described in this paragraph (c) shall be subject to indemnification by the Borrowers pursuant to
         Section 2.15, but otherwise without premium or penalty.

                  (d) Notwithstanding the foregoing, no increase in the Total Commitment (or in the Commitment of any Lender) or addition of a new Lender shall become effective under this Section 2.23 unless, (i) (A) the representations and warranties set forth in Article III hereof and in each other Loan Document shall be true and correct in all material respects on and as of the date of such increase with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, (B) each Borrower and each other Loan Party shall be in compliance with all the terms and provisions set forth herein and in each other Loan Document on its part to be observed or performed, and at the time of and immediately after such increase, no Event of Default or Default shall have occurred and be continuing, and (C) there shall have been no material adverse change in the business, assets, operations, condition (financial or otherwise) or prospects of the Borrowers and the Subsidiaries, taken as a whole, since December 31, 2005, and the Administrative Agent shall have received a certificate to that effect dated such date and executed by a Financial Officer of the U.S. Borrower and (ii) the Administrative Agent shall have received (with sufficient copies for each of the Lenders) legal opinions, board resolutions and an officer's certificate consistent with those delivered on the Closing Date under clauses (a)(i) and (c)(ii)(B) of
         Section 4.02.

         (i) Section 3.04 is amended by deleting "filings with the United States Patent and Trademark Office and the United States Copyright Office, recordation of the Mortgages in the offices specified in Schedule 3.19".

         (j) Section 3.06 is amended by replacing "December 31, 2002" with "December 31, 2005".

         (k)      Section 3.12 is amended in its entirety to read as follows:

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

                  SECTION 3.12. Investment Company Act. Neither Borrower nor any Subsidiary is an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940.

         (l) Sections 3.19(c) and (d) and 3.20 are deleted in their entirety.

         (m) Section 4.01(d) is amended by replacing "December 31, 2002" with "December 31, 2005".

         (n)      Sections 5.02(c) and (d) are deleted in their entirety.

         (o) Section 5.04(a) is amended by replacing "within 90 days after the end of each fiscal year" with "within five Business Days after the date in each fiscal year on which the Parent is required to file its Annual Report on Form 10-K with the SEC (or would be required if the Parent is no longer required to file regular and periodic reports with the SEC), in each case without giving effect to any extension thereof".

         (p) Section 5.04(b) is amended by replacing "within 45 days after the end of each of the first three fiscal quarters of each fiscal year" with "within five Business Days after each date in each fiscal year on which the Parent is required to file a Quarterly Report on Form 10-Q with the SEC (or would be required if the Parent is no longer required to file regular and periodic reports with the SEC), in each case without giving effect to any extension thereof".

         (q)      Section 5.09 is amended in its entirety as follows:

                  SECTION 5.09. Further Assurances. Execute any and all further documents, financing statements, agreements and instruments, and take all further action (including filing Uniform Commercial Code, Personal Property Security Act and other financing statements) that may be required under applicable law, or that the Administrative Agent or the Collateral Agent may reasonably request, in order to effectuate the transactions contemplated by the Loan Documents and in order to grant, preserve, protect and perfect the validity and first priority of the security interests created or intended to be created by the Security Documents. The U.S. Borrower will cause any subsequently acquired or organized Domestic Subsidiary that is a Material Subsidiary or any Domestic Subsidiary that was not a Material Subsidiary that subsequently becomes a Material Subsidiary to execute a supplement making it a party to the U.S. Subsidiary Guarantee Agreement and each applicable U.S. Security Document in favor of the Collateral Agent. Furthermore, if a Subsidiary, at any time, fails to meet any of the requirements set forth in the definition of "Inactive Subsidiary", the U.S. Borrower will, at its sole cost and expense, take all actions necessary or as requested by the either Collateral Agent, to cause such Collateral Agent to have a valid, first priority and perfected security interest in all of the Equity Interest (or 65% of the Equity Interest if such Subsidiary is a first-tier Foreign Subsidiary) in such Subsidiary. The Canadian Borrower will cause any subsequently acquired or organized Canadian Subsidiary that is a Material Subsidiary or any Canadian Subsidiary that was not a Material Subsidiary that subsequently becomes a Material Subsidiary to execute a supplement to the Canadian Subsidiary Guarantee Agreement and each applicable Canadian Security Document. In addition, from time to time, the Borrowers will, at their cost and expense, promptly secure the Obligations by pledging or creating, or causing to be pledged or created, perfected security interests with respect to such of their respective personal property located within the United States or Canada as the Administrative Agent shall designate (it being understood that it is the intent of the parties that the Obligations of the U.S. Borrower shall be secured by substantially all the material personal property of the U.S. Borrower and the U.S. Subsidiary Guarantors located in the United States (including 100% of the Equity Interests of Domestic Subsidiaries that are not Inactive Subsidiaries and 65% of the Equity Interests of Foreign Subsidiaries that are not Inactive Subsidiaries and that are directly owned by the U.S. Borrower or any Domestic Subsidiary), and the Obligations of the Canadian Borrower shall be secured by substantially all the material personal property of the Canadian Borrower and the Canadian Subsidiary Guarantors located in Canada (including personal property which, individually, has a fair market value in excess of U.S.$250,000). Such security interests and Liens will be created under the Security Documents and other security agreements, instruments and documents in form and substance reasonably satisfactory to the Collateral Agents, and the Borrowers shall deliver or cause to be delivered to the Lenders all such instruments and documents (including legal opinions and lien searches) as the Collateral Agents shall reasonably request to evidence compliance with this Section. The Borrowers agree to provide such evidence as the Collateral Agents shall reasonably request as to the perfection and priority status of each such security interest and Lien. Notwithstanding the foregoing, the parties agree that recordings in the United States Patent and Trademark Office, the United States Copyright Office and the Canadian Intellectual Property Office will not be required with respect to registered trademarks, trademark applications and copyrights of any Loan Party.

         (r)      Section 6.01 shall be amended as follows:

                  (i) Subsection (d) thereof shall be amended by (A) replacing "when combined with the aggregate principal amount of all Capital Lease Obligations incurred pursuant to Section 6.01(e)" with "when combined with the aggregate principal amount of all Capital Lease Obligations incurred pursuant to Section 6.01(e), all Permitted Seller Paper incurred pursuant to Section 6.01(h) and Subsidiary Indebtedness incurred pursuant to Section 6.01(k)" and (B) replacing "U.S.$10,000,000 at any time outstanding" with "10% of the U.S. Borrower's Consolidated Net Worth calculated on the date of incurrence as of the most recent fiscal quarter for which financial statements are available";

                  (ii) Subsection (e) thereof shall be amended by (A) replacing "when combined with the aggregate principal amount of all Indebtedness incurred pursuant to Section 6.01(d)" with "when combined with the aggregate principal amount of all Indebtedness incurred pursuant to
         Section 6.01(d), all Permitted Seller Paper incurred pursuant to
         Section 6.01(h) and Subsidiary Indebtedness incurred pursuant to
         Section 6.01(k)" and (B) replacing "U.S.$10,000,000 at any time outstanding" with "10% of the U.S. Borrower's Consolidated Net Worth calculated on the date of incurrence as of the most recent fiscal quarter for which financial statements are available";

                  (iii) Subsection (h) thereof shall be amended by replacing "U.S.$10,000,000 at any time outstanding" with ", when combined with the aggregate principal amount of all Indebtedness incurred pursuant to
         Section 6.01(d), all Capital Lease Obligations incurred pursuant to
         Section 6.01(e) and Subsidiary Indebtedness incurred pursuant to
         Section 6.01(k), 10% of the U.S. Borrower's Consolidated Net Worth calculated on the date of incurrence as of the most recent fiscal quarter for which financial statements are available";

                  (iv) Subsection (j) thereof shall be amended by (A) deleting "in an aggregate principal amount not to exceed $200,000,000" and (B) deleting the "and" before subclause (iii) thereof and adding the following new subsection (iv):

                  and (iv) such Indebtedness shall contain terms and conditions that are customary for such transactions; and any extensions, renewals or replacements of such Indebtedness; provided that
                  (A) neither the final maturity nor the weighted average life to maturity of such Indebtedness is decreased, and (B) the other requirements of this Section 6.01(j) are satisfied

                  (v) Subsection (k) thereof shall be amended by adding after "Indebtedness of the Subsidiaries in an aggregate principal amount not to exceed", "when combined with the aggregate principal amount of all Indebtedness incurred pursuant to Section 6.01(d), all Capital Lease Obligations incurred pursuant to Section 6.01(e) and Permitted Seller Paper incurred pursuant to Section 6.01(h)";

         (s)      Section 6.04(f) shall be amended in its entirety as follows:

                  (f) (i) any Subsidiary may make intercompany loans to a Borrower or any Subsidiary Guarantor, (ii) each Borrower may make intercompany loans and advances to the other Borrower or any Subsidiary Guarantor and (iii) the U.S. Borrower may make intercompany loans and advances to 3045843 Nova Scotia Company provided that the proceeds of such loans and advances are subsequently loaned or advanced, directly or indirectly, to the Canadian Borrower or a Canadian Subsidiary Guarantor;

         (t) Section 6.04(i) shall be amended by adding "and" before subclause (iii) thereof and deleting subclause (iv) thereof in its entirety up to the parenthetical definition of "Permitted Acquisition".

         (u)      Section 6.05(b) shall be amended in its entirety as follows:

                  (b) Engage in any Asset Sale otherwise permitted under paragraph (a) above unless (i) such consideration is at least equal to the fair market value of the assets being sold, transferred, leased or disposed of and (ii) the fair market value of all assets sold, transferred, leased or disposed of pursuant to this paragraph (b) after the Second Amendment Effective Date shall not exceed 10% of Consolidated Net Worth calculated on the date of incurrence as of the most recent fiscal quarter for which financial statements are available in the aggregate.

         (v) Section 6.06(a)(iii) shall be amended in its entirety as follows:

                  (iii) so long as (A) no Event of Default or Default shall have occurred and be continuing or result therefrom, (B) U.S.$10,000,000 of the Total Commitment is unused and available after giving effect to such Restricted Payment, and
                  (C) the Borrowers would be in pro forma compliance with the covenants set forth in Sections 6.10 and 6.11 after giving effect to such Restricted Payment, the U.S. Borrower and, with respect to the Exchangeable Shares, PTI Holdco (with funds advanced by the U.S. Borrower) may make Restricted Payments in any amount.

         (w)      Section 6.11 shall be amended in its entirety as follows:

                         SECTION 6.11. Maximum Leverage Ratio. Permit the
                  Leverage Ratio for any period of four consecutive fiscal quarters of the U.S. Borrower, in each case taken as one accounting period, to be greater than (a) 3.5 to 1.0 for each fiscal quarter ending from December 31, 2006 through December 31, 2008, (b) 3.25 to 1.0 for each fiscal quarter ending from March 31, 2009 through December 31, 2009 and (c) 3.00 to 1.00 for each fiscal quarter thereafter.

         (x)      Section 6.12 shall be amended in its entirety to read
"[Reserved]".

         (y) Subsections (i) and (j) of Article VII are amended by replacing "U.S.$5,000,000" with "U.S.$25,000,000".

         (z) Schedule 2.01 to the Credit Agreement shall be amended in its entirety with Schedule 2.01 attached to this Amendment.

         (aa) Schedules 1.01(d), 3.20(a), and 3.20(b) and Exhibits D-1, D-2 and D-3 are deleted in their entirety.

         (bb) The Credit Agreement shall be amended by adding Exhibit L attached hereto as Exhibit L to the Credit Agreement.

         Section  3. Release. Each of the Secured Parties hereby acknowledges
                     -------
and agrees that (a) all security interests and other Liens in favor of the Collateral Agents for the benefit of the Secured Parties in the Mortgaged Properties pursuant to the Mortgages and other Collateral described in the Mortgages and encumbered thereby are hereby released, and (b) all of the recordings in the United States Patent and Trademark Office, the United States Copyright Office and the Canadian Intellectual Property Office with respect to registered trademarks, trademark applications and copyrights of any Loan Party shall be terminated. Each Administrative Agent hereby agrees from time to time, upon request, without further consideration, other than the reimbursement for any reasonable and necessary costs, to execute, deliver, acknowledge and file all such further releases, termination statements, documents, agreements, certificates and instruments and do such further acts as any Loan Party may reasonably require to more effectively evidence or effectuate the releases contemplated by this Section 3.

         Section  4. Representations and Warranties. The Borrowers represent and
                     ------------------------------
warrant to the Administrative Agent and the Lenders that:

         (a) the representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date;

         (b) each Borrower and each other Loan Party are in compliance with all the terms and provisions set forth in the Credit Agreement and in each other Loan Document on its part to be observed or performed, and as of the date hereof, no Event of Default or Default has occurred and is continuing;

         (c) there has been no material adverse change in the business, assets, operations, condition (financial or otherwise) or prospects of the Borrowers and the Subsidiaries, taken as a whole, since December 31, 2005; and

         (d) (i) the execution, delivery, and performance of this Amendment are within the corporate power and authority of the Borrowers and have been duly authorized by appropriate proceedings, and (ii) this Amendment constitutes a legal, valid, and binding obligation of the Borrowers, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity.

         Section 5. Effectiveness. This Amendment shall become effective, and the Credit Agreement shall be amended as provided in this Amendment, upon the occurrence of the following conditions precedent:

         (a) the Agents shall have received, on behalf of themselves, the Lenders and the Issuing Banks;

                  (i) duly and validly executed originals of this Amendment to the Administrative Agent;

                  (ii) if requested by any Lender, a new promissory note or promissory notes payable to such Lender in the amount of its U.S. Commitment and/or Canadian Commitment, as applicable, and in form and substance reasonably acceptance to the Applicable Administrative Agent and the applicable Borrower;

                  (iii) a favorable written opinion of (A) Vinson & Elkins L.L.P., U.S. counsel for the Borrowers, and (B) Fraser Milner Casgrain, Canadian counsel to the Canadian Borrower, in each case (1) dated the date of this Amendment, (2) addressed to the Issuing Banks, the Administrative Agents and the Lenders, and (3) covering such matters relating to the Loan Documents as the Administrative Agent shall reasonably request;

                  (iv) a certificate as to the good standing or tax status of each Loan Party as of a recent date, from the Secretary of State or other relevant Governmental Authority of the state or jurisdiction of its organization;

                  (v) a certificate of the Secretary or Assistant Secretary of each Loan Party dated the date of this Amendment and certifying (A) that that there have been no changes to the organizational documents of such Loan Party since the Closing Date or attaching such amendments,
         (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Loan Party authorizing the execution, delivery and performance of this Amendment and the other Loan Documents to which such person is a party and that such resolutions have not been modified, rescinded or amended and are in full force and effect, and (C) as to the incumbency and specimen signature of each officer executing this Amendment or any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party;

                  (vi) a certificate, dated the date of this Amendment and signed by a Financial Officer of the U.S. Borrower, confirming compliance with Section 4(a), (b) and (c) of this Amendment;

                  (vii) each document (including each financing statement) required by law or reasonably requested any Collateral Agent to be filed, registered or recorded in order to create in favor of the Applicable Collateral Agent for the benefit of the Secured Parties a valid, legal and perfected first-priority security interest in and lien on the Collateral (subject to any Lien expressly permitted by Section 6.02) described in such agreement shall have been delivered to the Applicable Collateral Agent; and

                  (viii) such other documents, governmental certificates, agreements, and lien searches as any Lender or any Agent may reasonably request;

         (b) the Administrative Agent shall have received all Fees and other amounts due and payable on or prior to the date of this Amendment, including, (i) an upfront fee payable to the Administrative Agent for the account of each Lender in an amount equal to 10 basis points of such Lender's final allocated Commitment, as modified by this Amendment, and (ii) to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including, without limitation, the reasonable fees, charges and disbursements of counsel for the Administrative Agent) required to be reimbursed or paid by the Borrowers hereunder or under any other Loan Document; and

         (c) all requisite Governmental Authorities and third parties shall have approved or consented to the transactions contemplated hereby to the extent required and there shall be no litigation, governmental or judicial action, actual or threatened, that could reasonably be expected to restrain, prevent or impose burdensome conditions on the transactions contemplated hereby.

         Section  6. Reaffirmation of Guaranty and Liens.
                     -----------------------------------

         (a) Each Subsidiary of the U.S. Borrower that is listed on the signature pages to this Amendment (each, a "Guarantor") (i) is party to a Guarantee Agreement, guaranteeing payment of the Obligations, (ii) has reviewed the Amendment and related documents, and (iii) waives any defenses to the enforcement of its Guaranty that it may have, and agrees that according to its terms such Guarantee will continue in full force and effect to guaranty the Obligations under the Loan Documents, as the same may be amended, supplemented, or otherwise modified, and such other amounts in accordance with the terms of such Guaranty.

         (b) The Borrowers and each Guarantor (i) are parties to certain Security Documents securing and supporting the Obligations, (ii) have reviewed the Amendment and related documents, (iii) waive any defenses that it may have to the enforcement of the Security Documents to which they are party, and (iv) agree that according to their terms the Security Documents to which they are party such Security Documents (as such term is modified by this Amendment) will continue in full force and effect to secure the Obligations under the Loan Documents, as the same may be amended, supplemented, or otherwise modified, and
(v) acknowledge, represent, and warrant that the Liens and security interests created by the Security Documents are valid and subsisting and create a first priority perfected security interest subject to Liens expressly permitted by
Section 6.02 in the Collateral to secure the Obligations.

         (c) The delivery of this Amendment does not indicate or establish a requirement that any Guarantee or Security Document requires any Borrower's or any Guarantor's approval of amendments to the Credit Agreement, but has been furnished to the Agents and the Lenders as a courtesy at the Administrative Agent's request.

         Section  7. Effect on Credit Documents.
                     --------------------------

         (a) Except as amended herein, the Credit Agreement and the Loan Documents remain in full force and effect as originally executed, and nothing herein shall act as a waiver of any of the Administrative Agent's or Lenders' rights under the Loan Documents, as amended, including the waiver of any Default or Event of Default, however denominated.

         (b) This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment may be a Default or Event of Default under other Loan Documents.

         Section  8. Choice of Law. This Amendment shall be governed by and
                     -------------
construed and enforced in accordance with the laws of the State of Texas.

         Section  9. Counterparts. This Amendment may be signed in any number of
                     ------------
counterparts, each of which shall be an original. Delivery of an executed signature page to this Amendment by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Amendment.

         Section  10. Return of Notes. Each Lender that has requested a new
                      ---------------
promissory note or promissory notes payable to such Lender in the amount of its U.S. Commitment and/or Canadian Commitment, as applicable, pursuant to Section 5(a)(ii) hereof hereby agrees to return its original promissory note(s), if any, in exchange for the new requested promissory notes; provided, however that the failure of any Lender to do so shall not affect the effectiveness of this Amendment.

         [The remainder of this page has been left blank intentionally.]

        EXECUTED to be effective as of the date first above written.

                                         BORROWER:


                                         OIL STATES INTERNATIONAL, INC.

                                         by
                                                 -------------------------------
                                         Name:   Bradley J. Dodson
                                         Title:  Vice President,
                                                 Chief Financial Officer
                                                 and Treasurer


                                         PTI GROUP INC.

                                         by
                                                 -------------------------------
                                         Name:   Mark Menard
                                         Title:  CFO and Treasurer


                                         OIL STATES SKAGIT SMATCO, LLC
                                         OIL STATES INDUSTRIES, INC.

                                         each by
                                                 -------------------------------
                                         Name:   Robert W. Hampton
                                         Title:  Vice President
                                                 and Assistant Secretary


                                         SOONER PIPE LP, L.L.C.
                                         CAPSTAR DRILLING LP, L.L.C.

                                         by
                                                 -------------------------------
                                         Name:   Mary Alice Avery
                                         Title:  Sole Manager/President

                                         A - Z TERMINAL CORPORATION
                                         CAPSTAR DRILLING, L.P.

                                         By:     Oil States Energy
                                                 Services, Inc.,
                                                 its general partner


                                         CAPSTAR DRILLING GP, L.L.C.

                                         By:     Oil States Energy
                                                 Services, Inc.,
                                                 its sole member


                                         ELENBURG EXPLORATION COMPANY, INC.
                                         GENERAL MARINE LEASING, LLC
                                         OIL STATES ENERGY SERVICES, INC.
                                         STINGER WELLHEAD PROTECTION
                                           (CANADA) INCORPORATED
                                         STINGER WELLHEAD PROTECTION
                                           INCORPORATED
                                         SOONER HOLDING COMPANY
                                         SOONER INC.
                                         SOONER PIPE GP, L.L.C.
                                         SOONER PIPE, L.P.,

                                         By:     Sooner Pipe GP, L.L.C.,
                                                 its general partner


                                         SPECIALTY RENTAL TOOLS & SUPPLY, L.P.

                                         By:     Capstar Drilling GP, L.L.C.,
                                                 its general partner


                                         each by
                                                 -------------------------------
                                         Name:   Cindy B. Taylor
                                         Title:  Senior Vice President


                                         OIL STATES SKAGIT SMATCO, LLC
                                         OIL STATES INDUSTRIES, INC.

                                         each by
                                                 -------------------------------
                                         Name:   Robert W. Hampton
                                         Title:  Vice President
                                                 and Assistant Secretary


                                         SOONER PIPE LP, L.L.C.
                                         CAPSTAR DRILLING LP, L.L.C.

                                         by
                                                 -------------------------------
                                         Name:   Mary Alice Avery
                                         Title:  Sole Manager/President

                        Signature Page to Amendment No. 2
                        (Oil States International, Inc.)

                                         PTI REMOTE SITE SERVICES USA, INC.
                                         PTI INTERNATIONAL INC.
                                         PTI PREMIUM CAMP SERVICES LTD.
                                         PTI TRAVCO MODULAR STRUCTURES LTD.
                                         CROWN CAMP SERVICES LTD.
                                         PTI CAMP INSTALLATIONS LTD.
                                         PTI INTERNATIONAL LTD.
                                         892489 ALBERTA INC.

                                         each by
                                                 -------------------------------
                                         Name:   Mark Menard
                                         Title:  Chief Financial Officer
                                                 and Treasurer


                                         OIL STATES MANAGEMENT, INC.

                                         by
                                                 -------------------------------
                                         Name:   Cindy B. Taylor
                                         Title:  President and Secretary

                        Signature Page to Amendment No. 2
                        (Oil States International, Inc.)

                                         WELLS FARGO BANK, N.A.,
                                         as a U.S. Lender,
                                         and Administrative Agent

                                         by
                                                 -------------------------------
                                         Name:   Eric Hollingsworth
                                         Title:  Vice President

                        Signature Page to Amendment No. 2
                        (Oil States International, Inc.)

                                         WELLS FARGO FINANCIAL CORPORATION
                                         CANADA, as a Canadian Lender

                                         by
                                                 -------------------------------
                                                 Nick Scarfo
                                                 Vice President and
                                                 General Counsel

                        Signature Page to Amendment No. 2
                        (Oil States International, Inc.)

                                         THE BANK OF NOVA SCOTIA, as a Canadian
                                         Lender and as Canadian
                                         Administrative Agent,

                                         by
                                                 -------------------------------
                                         Name:
                                         Title:

                        Signature Page to Amendment No. 2
                        (Oil States International, Inc.)

                                         SCOTIABANC INC., as a U.S. Lender

                                         by
                                                 -------------------------------
                                         Name:
                                         Title:

                        Signature Page to Amendment No. 2
                        (Oil States International, Inc.)

                                         [CAPITAL ONE], as a U.S. Lender

                                         by
                                                 -------------------------------
                                         Name:
                                         Title:

                        Signature Page to Amendment No. 2
                        (Oil States International, Inc.)

                                         ROYAL BANK OF CANADA, as a U.S. Lender

                                         by
                                                 -------------------------------
                                         Name:
                                         Title:

                        Signature Page to Amendment No. 2
                        (Oil States International, Inc.)

                                         ROYAL BANK OF CANADA,
                                         as a Canadian Lender

                                         by
                                                 -------------------------------
                                         Name:
                                         Title:

                        Signature Page to Amendment No. 2
                        (Oil States International, Inc.)

                                         JPMORGAN CHASE BANK, N.A., as a U.S.
                                         Lender and a Canadian Lender

                                         by
                                                 -------------------------------
                                         Name:
                                         Title:

                        Signature Page to Amendment No. 2
                        (Oil States International, Inc.)

                                         CALYON NEW YORK BRANCH,
                                         as a U.S. Lender

                                         by
                                                 -------------------------------
                                         Name:
                                         Title:

                                         by
                                                 -------------------------------
                                         Name:
                                         Title:

                        Signature Page to Amendment No. 2
                        (Oil States International, Inc.)

                                         CREDIT SUISSE FIRST BOSTON,
                                         ACTING THROUGH ITS CAYMAN ISLANDS
                                         BRANCH, as a U.S. Lender

                                         by
                                                 -------------------------------
                                         Name:
                                         Title:

                                         by
                                                 -------------------------------
                                         Name:
                                         Title:

                        Signature Page to Amendment No. 2
                        (Oil States International, Inc.)

                                         CREDIT SUISSE FIRST BOSTON
                                         TORONTO BRANCH, as a Canadian Lender

                                         by
                                                 -------------------------------
                                         Name:
                                         Title:

                                         by
                                                 -------------------------------
                                         Name:
                                         Title:

                        Signature Page to Amendment No. 2
                        (Oil States International, Inc.)

                                         THE TORONTO-DOMINION BANK,
                                         as a U.S. Lender

                                         by
                                                 -------------------------------
                                         Name:
                                         Title:

                        Signature Page to Amendment No. 2
                        (Oil States International, Inc.)

                                         THE TORONTO-DOMINION BANK,
                                         as a Canadian Lender

                                         by
                                                 -------------------------------
                                         Name:
                                         Title:

                        Signature Page to Amendment No. 2
                        (Oil States International, Inc.)

                                         AMEGY BANK N.A., as a U.S. Lender

                                         by
                                                 -------------------------------
                                         Name:
                                         Title:

                        Signature Page to Amendment No. 2
                        (Oil States International, Inc.)

                                         Barclays Bank Plc, as a U.S. Lender

                                         by
                                                 -------------------------------
                                         Name:
                                         Title:

                        Signature Page to Amendment No. 2
                        (Oil States International, Inc.)

                                         COMERICA BANK, as a U.S. Lender

                                         by
                                                 -------------------------------
                                         Name:
                                         Title:

                        Signature Page to Amendment No. 2
                        (Oil States International, Inc.)

                                  SCHEDULE 2.01

                             LENDERS AND COMMITMENTS
                             -----------------------

                                   COMMITMENTS

                                                 U.S.          Canadian          Total
                  Bank                       Commitment       Commitment       Commitment
----------------------------------------   --------------   --------------   --------------
Wells Fargo Bank, N.A.                     $   50,000,000   $            0   $   50,000,000
Wells Fargo Financial Corporation Canada   $            0   $   30,000,000   $   30,000,000
Royal Bank of Canada                       $   25,000,000   $   15,000,000   $   40,000,000
[Capital One]                              $   40,000,000   $            0   $   40,000,000
JPMorgan Chase Bank, N.A.                  $   35,000,000   $    5,000,000   $   40,000,000
Calyon New York Branch                     $   40,000,000   $            0   $   40,000,000
The Bank of Nova Scotia                    $            0   $   25,000,000   $   25,000,000
Scotiabanc Inc.                            $   15,000,000   $            0   $   15,000,000
Credit Suisse First Boston                 $   15,000,000   $   10,000,000   $   25,000,000
Amegy Bank N.A                             $   15,000,000   $            0   $   15,000,000
The Toronto-Dominion Bank                  $   15,000,000   $   15,000,000   $   30,000,000
Barclays Bank PLC                          $   25,000,000   $            0   $   25,000,000
Comerica Bank                              $   25,000,000   $            0   $   25,000,000
TOTAL                                      $  300,000,000   $  100,000,000   $  400,000,000

                                    EXHIBIT L

                              FORM OF DISCOUNT NOTE

Cdn. $__________________                             Date:  ____________________

          FOR VALUE RECEIVED, the undersigned unconditionally promises to pay on __________ 20____ to or to the order of [NAME OF CANADIAN LENDER MAKING B/A EQUIVALENT LOANS] ("Holder"), the sum of Cdn. $____________ with no interest thereon.

          The undersigned hereby waives presentment, protest and notice of every kind and waives any defenses based upon indulgences which may be granted by the Holder to any party liable hereon and or days of grace.

          This promissory note evidences a B/A Equivalent Loan, as defined in the Credit Agreement dated October 30, 2003 among Oil States International, Inc., a Delaware corporation, and PTI Group Inc., a corporation amalgamated under the laws of the Province of Alberta, as Borrowers, each of the Guarantors, a syndicate of financial institutions, as Lenders, Wells Fargo Bank, N.A., as Administrative Agent for the Lenders, and The Bank of Nova Scotia, as Canadian Administrative Agent for the Canadian Lenders, and constitutes evidence of indebtedness to the Holder arising from such B/A Equivalent Loan.

                                           PTI GROUP INC.

                                           By:    ______________________________

                                           Name:  ______________________________

                                           Title: ______________________________